Loan, Net	12 Months Ended
Dec. 31, 2025
Loans, Net [Abstract]
LOAN, NET

NOTE 6 - LOAN, NET

On July 7, 2022 (the “Effective Date”), the Company entered into a definitive agreement with IBI Spikes Ltd. (“IBI”), according to which the Company received an amount of NIS 3.1 million (approximately $900) (the “IBI Loan”). The Company granted IBI a right to receive consecutive monthly repayments equal to Net Cash Receipts multiplied by the Royalty Rate, as both defined in the definitive agreement, until such time as IBI receives an amount equal to NIS 4,172,760 (approximately $1.2 million) (the “Repayment Amount”) with any amount on account of the Repayment Amount which remains outstanding on the 42nd month anniversary of the later of (i) the Closing Date, and (ii) the last payment provided by IBI (the “Final Repayment Date”) to be paid to IBI at such time. Notwithstanding the above, the Company’s minimum annual payment (i.e. principal and interest) during any Annual Calculation Period will not be less than the lower of (i) $330 and (ii) outstanding Repayment Amount in recent year.

The Company may repay the Repayment Amount at any time prior to the Final Repayment Date. If early repayment (such amount, the “Payment Amount”) occurs prior to 12-month anniversary date of the Effective Date, then, a 50% discount will be applied on the outstanding difference between the Repayment Amount and the Payment Amount (the “Rev-Share Amount”) component of the outstanding Repayment Amount; or if early repayment occurs after 12-month anniversary date of the Closing Date but before 18-month anniversary date of the Closing Date, then, a 35% discount will be applied on the outstanding Rev-Share Amount of the outstanding Repayment Amount (the “Early Repayment Amount”).

In case the Company and/or its subsidiaries consummated a change of control, merger transaction, an initial public offering transaction (excluding the U.S. IPO) (an “IPO”) or sale of all or substantially all of assets (the “Exit Event”), the Company shall fully pay IBI the Repayment Amount or the Early Repayment Amount, as the case may be.

The Company incurred a non-refundable one-time fee of $13, reflecting 1.5% of the Payment Amount plus VAT.

Upon making of the Payment Amount, the Company issued warrant to IBI to purchase 65,563 of (i) the most senior class of shares outstanding or (ii) Ordinary Shares in case of an exercise following to completion of an IPO transaction (the “Warrant Share”). Each Warrant Share was exercisable until the earlier of (a) a merger transaction, (b) an IPO, or (c) a 10-years period from issuance date. The determination of the exercise price for each of the Warrant Share may be variable subject to occurrence of certain trigger events as defined in the definitive agreement. Consequently, the Warrant Share was accounted for as a derivative financial liability. See also Note 8 below.

For information regarding the determination of the exercise price and full exercise of the Warrant Share on a cashless basis, see also Note 8 and Note 10D2 below.

The following tabular presentation reflects the reconciliation of the carrying amount of the IBI Loan during the years ended December 31, 2025, 2024 and 2023:

	Year ended December 31,
	2025	2024

Opening balance	$250	$500
Amortization of discount relating to straight loan	26	31
Repayment of principal relating to straight loan	(290)	(292)
Exchange rate differences	14	11
Closing balance	$-	$250

Maturity dates of outstanding loans:

	As of December 31,
	2025	2024

First year (current maturities)	$-	$250
Closing balance	$-	$250